UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 11, 2005



                    Maxus Real Property Investors-Four, L.P.
             (Exact name of registrant as specified in its charter)




          MISSOURI                     000-11023                 43-1250566
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)



                                 104 Armour Road
                        North Kansas City, Missouri 64116
               (Address of principal executive offices) (Zip Code)


                                 (816) 303-4500
                         (Registrant's telephone number,
                              including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

        Attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference is a letter to limited partners, which the Company mailed on January 11, 2005.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

        99 Letter to limited partners dated January 11, 2005, furnished solely for the purpose of incorporation by reference into Items
              7.01 and 9.01.



SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 MAXUS REAL PROPERTY INVESTORS-FOUR, L.P.

                                 By:   MAXUS CAPITAL CORP.
                                       General Partner


Date: January 11, 2005                 By: /s/ David L. Johnson
                                           -------------------------------
                                           David L. Johnson
                                           President and Chief Executive Officer

                                INDEX TO EXHIBITS




        99.1 Letter to limited partners dated January 11, 2005, furnished solely for the purpose of incorporation by reference into Items
              7.01 and 9.01.